1 Barclays CEO Energy-Power Conference September 2022

2 Disclaimer & Forward-looking Statements Cautionary Statement on Forward-looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Such forward- looking statements involve risks and uncertainties. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events with respect to, among other things: our operating cash flows; the availability of capital and our liquidity; our ability to renew and refinance our debt; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy and to integrate our acquisitions; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects. The Company’s actual experience and results may differ materially from the experience and results anticipated in such statements. Factors that might cause such a difference include those discussed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which include its Transition Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. For more information, see the section entitled “Forward-Looking Statements” contained in the Company’s Transition Report on Form 10-K and in other filings. Any forward-looking statements included in this presentation are made only as of the date of this presentation and, except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation includes Adjusted EBITDA which is a "non-GAAP financial measure" as defined in Regulation G of the Securities Exchange Act of 1934. Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Adjusted EBITDA is not a measure of net earnings or cash flows as determined by GAAP. We define Adjusted EBITDA as net earnings (loss) before interest, taxes, depreciation and amortization, further adjusted for (i) goodwill and/or long-lived asset impairment charges, (ii) stock-based compensation expense, (iii) restructuring charges, (iv) transaction and integration costs related to acquisitions, (v) costs incurred related to the COVID-19 pandemic and (vi) other expenses or charges to exclude certain items that we believe are not reflective of ongoing performance of our business. Adjusted EBITDA is used to calculate the Company's leverage ratio, consistent with the terms of the Company's ABL facility. We believe Adjusted EBITDA is useful because it allows us to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to our financing methods or capital structure. We exclude the items listed above in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP, or as an indicator of our operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Our computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. The Company’s results for the periods Q1’19 through Q1’20 are presented on a pre-merger combined basis, which is the sum of KLX Energy Services Holdings, Inc. (“KLXE”) and Quintana Energy Services, Inc. (“QES”) results as disclosed for the given period, without any pro forma adjustments. Note that legacy QES fiscal year ended on December 31 and legacy KLXE fiscal year ended on January 31, which continued for KLXE until the Company changed its fiscal year-end from January 31 to December 31, effective beginning with the year ended December 31, 2021. As a result, our pre-merger combined quarterly data for Q1’19 includes legacy KLXE for three months ended April 30, 2019 and legacy QES for three months ended March 31, 2019, for Q2’19 includes legacy KLXE for three months ended July 31, 2019 and legacy QES for three months ended June 30, 2019, for Q3’19 includes legacy KLXE for three months ended October 31, 2019 and legacy QES for three months ended September 30, 2019, for Q4’19 includes legacy KLXE for three months ended January 31, 2020 and legacy QES for three months ended December 31, 2019, and for Q1’20 includes legacy KLXE for three months ended April 30, 2020 and legacy QES for three months ended March 31, 2020. Additional information is available from KLXE at its website, www.klxenergy.com

3 Company Overview

4 Cycle-tested Executive Team with Deep Industry Experience Management team successfully led merger integration Chris Baker President & Chief Executive Officer Keefer Lehner EVP, Chief Financial Officer Max Bouthillette EVP, General Counsel and CCO  Previously QES’s Executive VP, General Counsel and CCO  25+ years of legal experience in the oilfield services sector  At Archer, served as Executive VP, GC and CCO and pre-QES IPO Director  BJ Services (pre Baker Hughes), served as Deputy GC and CCO  Schlumberger, served as Litigation Counsel, OFS Counsel Asia, and GC Products  BBA in Accounting from Texas A&M and a JD from the University of Houston  Founded QES in 2014 as COO; CEO starting Q3 2019  27 years of industry experience  Previously Managing Director – Oilfield Services for Quintana Capital Group  Prior to joining Quintana in 2008, worked at Citigroup Global Markets Inc. and Theta II Enterprises, Inc.  BS in Mechanical Engineering from Louisiana State University and MBA from Rice University  Founded QES in 2014 serving as VP of Finance & Corp Dev and later CFO starting in 2016  16 years of industry experience  Previously Vice President of Quintana Capital Group, focused on energy private equity investing  Prior to joining Quintana, worked for Simmons & Company in the investment banking group  BSBA from Villanova University Key operations leadership with deep industry experience from prior leadership roles at HAL, BHI, WFT, H&P and others

5 A Transformed KLXE Post-merger, KLXE transformed into industry leader People Performance Asset Integrity Safety Customer Focus Profitability  Veteran operators throughout the organization  Deep technical expertise  Transparent alignment of incentives  Significant operating leverage  Return on capital orientation  Performance culture  Detailed KPI tracking and data-driven decision making  Rigorous maintenance program to minimize downtime and ensure utmost equipment integrity and consistency in service quality  Selective evaluation of opportunities to ensure equipment integrity  Employees value safe, professional field operations  Strong interdependent safety culture and track record of strong safety metrics affords KLXE the opportunity to work for the largest operators  Long-term relationships with blue-chip customers  Strong visibility into drilling and completion programs

KLX Energy Services (KLXE) Overview

Company Overview

- Leading U.S. onshore provider of value-added, mission critical services focused on the entire well life-cycle for the most technically demanding wells across the major US oil and gas basins
- Vertical integration with in-house machining and R&D
- ~1,639 total team members as of Q2 (up only ~2% from Q1), including a deeply experienced ops leadership team with an average of 30 years of industry experience and 10 years with KLXE
- Long-standing relationships with blue-chip customer base
- Platform created through combination of organic and inorganic growth and well positioned to continue to grow via both

Areas of Operation



Rockies
Bakken Shale
Green River Basin
Powder River Basin
DJ Basin
Piceance Basin
Utica Shale
Marcellus Shale
Anadarko Shale
Northeast / Mid-Con
Southwest
Barnett Shale
Haynesville Shale
Permian Basin
Eagle Ford Shale
KLXE Locations

35 Core Facilities

Diversified Product Offering[1]

Drilling	• 117 measurement-while-drilling kits • Over 950 mud motors (~60% are latest gen)
Completion	• 24 Modern, large-diameter Coiled Tubing Units • 90+ Wireline Units (split with Production) • 120+ Frac Trees • 490+ accommodation trailers (split with Drilling) • 4 frac spreads (2 staffed and operating) • Suite of proprietary tools & consumables
Production & Intervention	• Leading fleet of fishing and rentals tools • 14 small diameter (2'' or less) Units • 36 rig-assisted Snubbing Units • Downhole production services

Diversified Business Model

Q2 '22 Revenue by Region



Midcon/Northeast 39%
Rockies 29%
Southwest 33%

Q2 '22 Revenue by Product Line



Production & Intervention 22%
Drilling 28%
Completions 50%

Source: Company filings and disclosure
[1] As of Q2 2022
Percentages may not sum to 100% due to rounding

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7 KLXE / QES Merger Integration Success Strategic Fit  Premier provider of drilling, completion, production and intervention solutions with a returns driven strategy  Minimal customer overlap with significant cross-sell potential  Positioned to participate in further industry consolidation People  Strong management team with proven operational track-record and deep M&A experience  Retention of key employees  Strong Board and corporate governance Efficiencies and Synergies  Consolidated 24 facilities with overlapping geographic coverage and service offerings  Eliminated duplicate management positions to reduce SG&A  “Shared Services” consolidation and optimization  Over $50MM of total cost synergies (reduced SG&A as a % of revenue from 21% in Q4 2019 (standalone KLXE) to less than 10% in Q2 2022)  Approximately $14MM in sale of obsolete assets since closing (thru Q2 2022)  Aligned across common systems, processes and procedures Valuation and Structure  100% equity financed, merger of equals  Created platform that generated over $1.0B of revenue and $156MM of Adj. EBITDA on a pro forma 2019 basis, including $50MM of cost synergies  Deleveraging and credit-enhancing to KLXE (dollar amounts in millions)

Diversified and Complementary Product Service Offering

- Post merger, refocused diverse product service offering across core geographies to drive improved scale, utilization and returns
- Diversified product service offering positions KLXE to capture a larger percentage of customer spending across the lifecycle

Primary Product Line	PSL[1]	Q2 2022 Rev. Contribution	Rockies	Southwest	Northeast/ Mid Con	Select Products & Services
Drilling	Directional Drilling	22%	✓	✓	✓	MWD, proprietary K-Series mud motor, directional electronics and other modules
Completion	Accommodations	6%		✓	✓	Living accommodations, water & sewage services, light plants, generators and other
Completion	Coiled Tubing	16%	✓	✓	✓	1-1/4" to 2-5/8" coiled tubing units
Completion	Pressure Pumping	16%	✓		✓	Acidizing, cement, frac
Completion	Other Completion Products and Services	8%	✓	✓	✓	Flowback, frac valve rental, proprietary composite & dissolvable plugs and other proprietary products
Production & Intervention	Wireline	7%	✓	✓		Pump down, pipe recovery, logging
Production & Intervention	Tech Services	14%	✓	✓	✓	Fishing tools & services, thru tubing, reverse units, snubbing and air packages
Production & Intervention	Rentals	12%	✓	✓	✓	Pressure control equipment, tubulars, torque & testing, and pipe handling

Source: Company
[1] Product Service Line
Percentages may not sum to 100% due to rounding

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9 ($20) ($10) $0 $10 $20 $30 $40 $50 - 200 400 600 800 1,000 1,200 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Quarterly average rig count (US Land) KLXE Adj EBITDA Significant Operating Leverage Tied To Market Recovery US Rig Count and KLXE Quarterly Adj EBITDA (Including Pre-merger Combined) Source: Company & Baker Hughes Rig Count. The Company’s results for the periods Q1’19 through Q1’20 are presented on a pre-merger combined basis, which is the sum of legacy KLX Energy Services Holdings, Inc. (“KLXE”) and Quintana Energy Services, Inc. (“QES”) results as disclosed for the given periods, without any pro forma adjustments. Note that legacy QES fiscal year ended on December 31 and legacy KLXE fiscal year ended on January 31, which continued for KLXE until the Company changed its fiscal year-end from January 31 to December 31, effective beginning with the year ended December 31, 2021. As a result, our pre-merger combined quarterly data for Q1’19 includes legacy KLXE for three months ended April 30, 2019 and legacy QES for three months ended March 31, 2019, for Q2’19 includes legacy KLXE for three months ended July 31, 2019 and legacy QES for three months ended June 30, 2019, for Q3’19 includes legacy KLXE for three months ended October 31, 2019 and legacy QES for three months ended September 30, 2019, for Q4’19 includes legacy KLXE for three months ended January 31, 2020 and legacy QES for three months ended December 31, 2019, and for Q1’20 includes legacy KLXE for three months ended April 30, 2020 and legacy QES for three months ended March 31, 2020. Furthermore, note that we have presented Q2’20 on a pro forma basis as the results of legacy KLXE and legacy QES assuming the Merger had occurred on February 1, 2020. We have presented Q3’21 on a pro forma basis as three months ended September 30, 2021, and we have presented Q4’21 on a pro forma basis as three months ended December 31, 2021. Pre-merger periods exclude the value of deal synergies (dollar amounts in millions) US Rig count was ~11% higher the last time pre- merger combined KLXE generated comparable quarterly Adj EBITDA

10 Many Top Operators Choose KLXE  Served over 740 unique customers in 2021 with no customer accounting for more than 10% of 2021 revenue  Diverse customer base – Top 10 customers accounted for only 29% of 2021 Revenue (down from 33% in 2020)  Significant leverage to the most active operators in the United States – MSAs with 18 of top 20 operators by rig count 1 Source: Company disclosure 1 As of Q2 2022 Select Customer Relationships

11 Go-Forward Strategy Cost Controls  Continue to manage through supply chain constraints and pass costs onto customers  Retain personnel and maintain equipment quality while continuing to proactively manage the cost structure to drive incremental margins  Continue to proactively manage working capital Strategic  Continue to pursue value-creating consolidation opportunities  Maximizing liquidity while pursuing an amend/extend of our 2023 ABL Organic Growth  Expand share of wallet with top customers  Expand certain PSLs geographically  Continue to redeploy and expand our asset base in certain PSLs as returns warrant  Re-allocate assets across geographies as demand and pricing warrant Sales & Pricing  Return pricing to levels that drive acceptable margins and support reinvestment in our asset base and generate free cash flow  Drive margin enhancing utilization

12 Industry Outlook

13 Improving Macro Backdrop Rig counts historically tracked crude prices, but the correlation has decoupled since April 2020 Source: Baker Hughes, FactSet, Wall Street Research Note: Market data as of 8/5/2022 1. Henry Hub is not to scale and is in $ / MMcf 1,761 1,862 978 509 876 1,032 943 433 478 764 $97.98 $92.95 $48.76 $43.28 $50.90 $64.93 $56.98 $39.41 $68.03 $89.01 $3.73 $4.32 $2.61 $2.50 $2.99 $3.16 $2.55 $2.02 $3.86 $8.06 $0.00 $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD Average $ / Bbl Av er ag e An nu al R ig C ou nt Average Rig Count Average Oil Price (WTI) Average Gas Price (Henry Hub)

14 $102 $125 $117 $141 $169 $103 $101 $126 $174 $154 $93 $244 $96 $121 $164 $171 $201 $137 $86 $119 $152 $140 $78 $84 $6 $4 ($46) ($30) ($32) ($35) $15 $6 $21 $13 $14 $159 ($100) ($50) $0 $50 $100 $150 $200 $250 $300 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $ in b illi on s U.S. E&P Cash Cycle Since 2010 Capital discipline has driven delay of OFS recovery Source: Rystad Energy Note: Includes CFFO, Capex, and FCF from public and private U.S. operators; CFFO is calculated as Capex plus FCF Cash From Operations Capital Expenditures Free Cash Flow (dollar amounts in billions)

Supply / Demand Dynamics Favor U.S. OFS Market

Geopolitics	▪ Recovery from COVID and surge in global demand following seven years of declining upstream spending ▪ War in Ukraine structurally altered flow of global hydrocarbons, with the United States well positioned to fill some of the production gap
Upstream Investment	▪ U.S. E&P onshore spending expected to increase ~30-40% this year; international spending expected to increase ~15-20% ▪ Saudi Aramco rig count remains below pre-pandemic levels, but capex announcement suggests rig count could be back to former level by 2H22
Pricing and Margins	▪ Oilfield service companies expected to gain significant leverage in current favorable commodity price environment driven partly due to tightness in the labor market ▪ Historical margin inequality between upstream and OFS companies; gap narrowing in favor of OFS

Source: Rystad Energy and Wall Street Research

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16 Financial Performance

17 • Rapidly improving financial results with annualized Q2 Revenue and Adj EBITDA of $738MM and $70MM, respectively Improving Profitability Source: Company disclosure Note: Results in Q2 2021 and prior are reported using a January 31st fiscal year end; results in Q3 and Q4 2021 are reported using a December 31st fiscal year end Summary Segment Income Statement (dollar amounts in millions) Fiscal PF Calendar Quarter Q3'22 Guidance Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Low High Revenue Rockies $33.6 $37.4 $35.3 $43.3 $53.1 Southwest 43.0 43.7 50.2 51.9 60.0 Mid-Con / Northeast 35.3 47.2 59.5 57.1 71.3 Revenue $111.9 $128.3 $145.0 $152.3 $184.4 Revenue Growth 23% 15% 13% 5% 21% 9% 13% Adjusted EBITDA Rockies $3.1 $4.8 $2.3 $4.7 $9.3 Southwest 1.8 0.6 4.2 4.2 6.4 Mid-Con / Northeast 0.5 3.6 6.2 2.7 11.1 Corporate & Other (4.8) (4.9) (6.0) (6.7) (9.4) Adjusted EBITDA $0.6 $4.1 $6.7 $4.9 $17.4 Adjusted EBITDA Margin Rockies 9.2% 12.8% 6.5% 10.9% 17.5% Southwest 4.2% 1.4% 8.4% 8.1% 10.7% Mid-Con / Northeast 1.4% 7.6% 10.4% 4.7% 15.6% Adjusted EBITDA Margin 0.5% 3.2% 4.6% 3.2% 9.4% 10.0% 12.0%

Balance Sheet & Capitalization

(dollar amounts in millions)

- Ended Q2 with cash and total debt balance of $32MM and $295MM, respectively
  - Q2 Annualized net leverage ratio reduced to ~3.8x and expect further improvement in our credit metrics based on our Q3 guidance
- Ended Q2 with available liquidity of $57MM, which was up $2MM or 4% from Q1 levels
  - Based on outlook, we expect available liquidity to continue to improve as we progress through 2022/23

Summary Balance Sheet as of June 30, 2022

Assets	
Cash	$31.5
Accounts Receivable, net	123.3
Inventories	26.0
Other Current Assets	17.8
Total Current Assets	198.6
Property, Plant & Equipment, net	167.2
Operating Lease Asset	43.5
Intangible Assets	2.1
Other Assets	4.0
Total Assets	$415.4

Liabilities & Shareholders' Equity	
Accounts Payable	$85.7
Accrued Liabilities	35.4
Current Portion of Finance Lease	8.1
Current Portion of Operating Lease	14.7
Total Current Liabilities	143.9
Long-term Debt	295.4
LT Portion of Finance Lease	16.3
LT Portion of Operating Lease	28.7
Other LT Liabilities	0.4
Shareholders' Equity	(69.3)
Total Liabilities & Shareholders' Equity	$415.4

Summary Capitalization

	Maturity	$
Cash		$31.5
ABL Borrowings	Sep-23	50.0
Senior Secured Notes	Nov-25	245.4
Net Debt		$263.9
Annualized Q2 2022 Ad EBITDA		69.6
Net Debt		3.79x
Cash		31.5
Gross ABL Availabity		39.2
Gross Liquidity		$70.7
Less: FCCR Holdback		14.1
Available Liquidity		$56.6

Source: Company disclosure
Annualized net leverage ratio defined as Total Debt less Cash divided by annualized Q2 2022 Adj EBITDA
Long term debt and secured notes are net of unamortized debt issuance costs

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19 Appendix

20 Reconciliation of Consolidated Net Loss to Adjusted EBITDA (loss) (dollar amounts in millions) Source: Company disclosure Adj EBITDA Reconciliation

21 Reconciliation of Segment Operating Income (loss) to Adjusted EBITDA (loss) (dollar amounts in millions) Rocky Mountains Segment Adj EBITDA Reconciliation Source: Company disclosure

22 Reconciliation of Segment Operating Income (loss) to Adjusted EBITDA (loss) Source: Company disclosure (dollar amounts in millions) Southwest Segment Adj EBITDA Reconciliation

23 Reconciliation of Segment Operating Income (loss) to Adjusted EBITDA (loss) Source: Company disclosure (dollar amounts in millions) Northeast/Mid-Con Segment Adj EBITDA Reconciliation

24 Segment Adjusted EBITDA Margin Reconciliation Source: Company disclosure Segment Adj EBITDA Margin Reconciliation (dollar amounts in millions)

25 SG&A Margin Reconciliation Source: Company disclosure SG&A Margin Reconciliation (dollar amounts in millions)

26 Annualized Adjusted EBITDA (loss) Reconciliation Source: Company disclosure Annualized Quarterly Adj EBITDA (loss) Reconciliation (dollar amounts in millions)